Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Global Diversified Equity Fund
Growth and Income Fund
Global Growth Fund

Supplement dated November 21, 2016 to the currently effective Summary Prospectuses and Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Funds listed above and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, at a meeting of the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) held on November 17, 2016, Security Investors, LLC (the “Advisor”), the investment adviser to the Trust’s Global Diversified Equity Fund, Growth and Income Fund and Global Growth Fund (each, a “Fund” and collectively, the “Funds”), recommended, and the Board approved, a Plan of Liquidation (the “Plan”) with respect to the Funds whereby each Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record.

Each Fund is available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies (collectively, “Contracts”). The Board, therefore, also approved the submission of the Plan to the beneficial owners of the Funds, including the owners of Contracts, who have allocated a portion of their Contract value to one or more of the Funds and therefore, have a beneficial interest in shares of the Funds (collectively, “Contract Owners”). Contract Owners of record will have the right to provide voting instructions with respect to the Fund(s) in which they’ve invested through their Contracts at a Special Meeting of Shareholders expected to be held on or about February 21, 2017 for the purpose of gaining shareholder approval of the Plan. If the Plan is approved by shareholders, the Advisor anticipates liquidating the Funds on or about February 24, 2017 (the “Liquidation Date”).

Prior to the Liquidation Date, Contract Owners will be provided an opportunity to transfer their Contract values currently invested in the Fund(s) to other investment options available under their Contracts. For more information about such investment options, Contract Owners should consult their Contract prospectus. The rights of Contract Owners to transfer Contract values, including transferring out of the Funds and into other available investment options, in advance of and following the Liquidation Date are subject to the transfer provisions of the applicable Contract. Contract Owners should refer to their Contract or contact the insurance company that issued their Contract for more information.

Additional information regarding the proposed liquidation, including how to submit voting instructions and further details about transfer rights and the reallocation of Contract values remaining in each Fund on the Liquidation Date, will be included in the proxy materials that are anticipated to be mailed to Contract Owners on or about December 19, 2016.

Prior to the Liquidation Date, each Fund may deviate from its investment objective, principal investment strategies, and investment policies as stated in the Fund’s Prospectus and Statement of Additional Information. Contract Owners remaining in the Funds just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Funds’ portfolio holdings.
The liquidation of the Funds will not have tax implications for the Funds or the Contract Owners; however, withdrawals of Contract value may have adverse tax consequences, and Contract Owners should consult their personal tax advisor concerning their particular tax situation.

Please retain this supplement for future reference.

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